BALLANTYNE STRONG, INC. Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to Be Held on Wednesday, May 2, 2012 This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. The Proxy Statement, Annual Report and other proxy materials are available at: http://www.proxyvoting.com/btn Dear Ballantyne Strong, Inc. Stockholder: The 2012 Annual Meeting of Stockholders of Ballantyne Strong, Inc. (the “Company”) will be held at the Hampton Inn & Suites, Omaha-Downtown, 1212 Cuming Street, Omaha, Nebraska 68102, on Wednesday, May 2, 2012, at 9:00 a.m. (local time). Proposals to be considered at the Annual Meeting: (1) to elect seven Directors to one-year terms; (2) to consider and act upon a non-binding advisory resolution to approve the compensation of the Company’s Named Executive Officers, as described in the Proxy Statement; (3) to transact such other business that may properly be brought before the meeting or any adjournment or postponement thereof. The Board of Directors recommends a vote “FOR” Items 1 and 2. The Board of Directors has fixed the close of business on March 8, 2012 as the record date (the “Record Date”) for the determination of stockholders entitled to receive notice of and to vote at the Annual Meeting or any adjournment(s) thereof. BALLANTYNE STRONG, INC. If you want to receive a paper or e-mail copy of these documents, you must request one. There is no charge to you for requesting a copy. Please make your request for a copy as instructed below on or before April 16, 2012 to facilitate timely delivery. TO REQUEST PAPER COPIES OF PROXY MATERIALS: (please reference your 11-digit control number when requesting materials) By opting out to receive printed materials, your preference for future proxy mailings will be kept on our file. Telephone: 1-888-313-0164 (outside of the U.S. and Canada call 201-680-6688). Email: shrrelations@bnymellon.com (you must reference your 11-digit control number in your email) Internet: http://www.proxyvoting.com/btn CONTROL NUMBER 18864 TO VOTE YOUR SHARES SEE INSTRUCTIONS ON REVERSE SIDE This is not a proxy card. You cannot use this notice to vote your shares. YOU MUST REFERENCE YOUR 11-DIGIT CONTROL NUMBER WHEN YOU REQUEST A PAPER COPY OF THE PROXY MATERIALS OR TO VOTE YOUR PROXY ELECTRONICALLY.

Stockholders of record as of the Record Date are encouraged and cordially invited to attend the Annual Meeting. Directions to attend the annual meeting where you may vote in person can be found on our website, www.strong-world.com. Meeting Location: Hampton Inn & Suites Omaha-Downtown 1212 Cuming Street Omaha, Nebraska 68102 The following materials are available for you to review online: • the Company’s 2012 Proxy Statement (including all attachments thereto); • the Company’s Annual Report for the year ended December 31, 2011 (which is not deemed to be part of the official proxy soliciting materials); and • any amendments to the foregoing materials that are required to be furnished to stockholders. To request a paper copy of the Proxy Materials: (you must reference your 11-digit control number located on the reverse side of this form) Telephone: 1-888-313-0164 (outside of the U.S. and Canada call 201 -680-6688) Email: shrrelations@bnymellon.com (you must reference your 11-digit control number in your email) Internet: http://www.proxyvoting.com/btn The Proxy Materials for Ballantyne Strong, Inc. are available to review at: http://www.proxyvoting.com/btn Have this notice available when you request a PAPER copy of the Proxy Materials, when you want to view your proxy materials online OR WHEN YOU WANT TO VOTE YOUR PROXY ELECTRONICALLY. 18864 HOW TO VOTE BY INTERNET We encourage you to review the proxy materials online before voting. Use the Internet to vote your shares. On the landing page of the above website in the box labeled “To Vote Your Shares by Internet” click on “Vote Now” to access the electronic proxy card and vote your shares. Have this notice in hand when you access the website. You will need to reference the 11-digit control number located on the reverse side.